Income Taxes (Q3)	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
13. Income Taxes
For the three months ended September 30, 2020 and 2021, the Company recorded an income tax expense of $0.02 million and $0.04 million respectively. For the nine months ended September 30, 2020 and 2021, the Company recorded an income tax benefit of $0.12 million and income tax expense of $0.14 million, respectively. Income tax expense recorded for three and nine months ended September 30, 2020 and 2021, was lower than the statutory tax rate of 21% primarily due to a valuation allowance established against the U.S. deferred tax assets.
As of September 30, 2021, the Company had total unrecognized tax benefits of approximately $0.1 million. All of our gross unrecognized tax benefits, if recognized, would affect our effective tax rate. We recognize accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of September 30, 2021, the Company had not accrued any interest or penalties related to unrecognized tax benefits.

14. Income Taxes
The following table summarizes our U.S. and foreign income (loss) before income taxes (in thousands):
	Years Ended December 31,
	2019	2020
U.S.	$(13,534)	$(16,269)
Foreign	—	262
Total loss before income taxes	$(13,534)	$(16,007)
For the years ended December 31, 2019 and 2020, the pre-tax loss attributable to foreign operations was insignificant. The provision for income tax expense (benefit) was composed of the following (in thousands):
	Years Ended December 31,
	2019	2020
Current
Federal	$—	$(159)
State	(37)	1
Foreign	—	78
Deferred
Federal	(2)	(3)
State	—	—
Total income tax expense/(benefit)	$(39)	$(83)
The difference between the income tax expense (benefit) derived by applying the federal statutory income tax rate to our income (loss) before income taxes and the amount recognized in our consolidated financial statements is as follows (in thousands):
	Years Ended December 31,
	2019	2020
Income tax expense (benefit) derived by applying the federal statutory tax rate to income (loss) before income taxes	$(2,842)	$(3,362)
State taxes, net of federal	(551)	(215)
Research and experimentation tax credit	(118)	(179)
Valuation allowance	3,184	3,523
Stock compensation	225	406
Dividends received deduction	—	(308)
Permanent differences and other	63	52
	$(39)	$(83)
Deferred income taxes reflect the net tax effects of loss and credit carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Company’s deferred income tax assets and liabilities were comprised of the following (in thousands):
	As of December 31,
	2019	2020
Deferred tax assets:
Fixed assets and intangibles	$156	$135
Leases	—	106
Accrued expenses	333	2,066
Net operating loss carryforward	4,626	6,679
Capital loss carryforward	501	—
Investment difference	—	148
R&D credit carryforward	181	325
Subtotal	5,797	9,459
Less valuation allowance	(5,774)	(9,297)
Total deferred tax asset	23	162
Deferred tax (liabilities):
Investment difference	(15)	—
Leases	—	(101)
Prepaid expenses	(11)	(61)
Total deferred tax (liability)	(26)	(162)
Net deferred tax asset (liability)	$(3)	$—
The net change in the total valuation allowance for the years ended December 31, 2019 and 2020, was an increase of $3.1 million and $3.5 million, respectively. In assessing the realizability of deferred tax assets, management considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considered the scheduled reversal of deferred tax liabilities, carryback potential, projected future taxable income and tax planning strategies in making this assessment. After consideration of these factors and based upon the level of historical taxable income, management believes it is more likely than not that the Company will not realize the benefits of these deductible differences at December 31, 2020.
The Company has federal net operating loss carryforwards of approximately $27.8 million at December 31, 2020. These loss carryforwards have an indefinite carryforward period. The Company also has state net operating loss carryforwards of approximately $17.0 million, which begin to expire in 2034.
The Company has federal R&D Credit carryforwards of approximately $0.4 million at December 31, 2020, which begin to expire in 2038.
The Company is subject to U.S. federal income tax, as well as income tax in multiple state and foreign jurisdictions. The tax returns for years 2017 and beyond remain open for examination. As of December 31, 2020, the Company is not currently under audit by any taxing authority.
We account for uncertainty in taxes in accordance with authoritative guidance. A reconciliation of the unrecognized tax benefits is as follows (in thousands):
	Years Ended December 31,
	2019	2020
Balance, beginning of the year	$22	$45
Increase for tax positions related to the current year	23	36
Decrease for tax positions related to prior years	—	—
Balance, end of year	$45	$81
All of our gross unrecognized tax benefits, if recognized, would affect our effective tax rate. We do not expect or anticipate a significant increase or decrease over the next twelve months in the unrecognized tax benefits reported above. We recognize accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of December 31, 2019 and 2020, we had not accrued any interest or penalties related to unrecognized tax benefits.